SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) October 8,
1998

Commission     Registrant; State of Incorporation;     I.R.S.
File Number    Address; and Telephone Number          Employer
                                                   Identification
                                                         No.
-----------    ----------------------------------  --------------

333-21011      FIRSTENERGY CORP.                   34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, Ohio  44308
               Telephone (800)736-3402


1-2578         OHIO EDISON COMPANY                 34-0437786
               (An Ohio Corporation)
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402


1-2323         THE CLEVELAND ELECTRIC              34-0150020
                ILLUMINATING COMPANY
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402


1-3583         THE TOLEDO EDISON COMPANY           34-4375005
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402
1-3491         PENNSYLVANIA POWER COMPANY          25-0718810
               (A Pennsylvania Corporation)
               1 East Washington Street
               P. O. Box 891
               New Castle, Pennsylvania  16103
               Telephone (412)652-5531

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        This combined Form 8-K is separately filed by FirstEnergy
Corp., Ohio Edison Company, Pennsylvania Power Company, The Cleveland Electric Illuminating Company and The Toledo Edison Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to any of the four FirstEnergy subsidiaries is also attributed to FirstEnergy.

Item 5.  Other Events

          On October 8, 1998, FirstEnergy Corp. (Company) announced that it will transfer its transmission assets into a new wholly-owned subsidiary, as described more fully in the press release filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

        On October 15, 1998, the Company announced that it has signed an agreement in principle with Duquesne Light Company that would result in the transfer of 1,436 megawatts (MW) of Duquesne's generating assets for 1,298 MW of the Company's generating assets, as described more fully in the press release and the Memorandum of Understanding, both of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

    (99a)  Press Release dated October 8, 1998 of FirstEnergy
           Corp.

    (99b)  Press Release dated October 15, 1998 of FirstEnergy
           Corp.

    (99c)  Agreement in Principle dated October 14, 1998, between
           FirstEnergy Corp. and Duquesne Light Company.*

    * The exhibits to this document are not being filed herewith. The Registrants agree to furnish supplementally a copy of any such omitted exhibit to the Securities and Exchange
       Commission upon request.

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                             SIGNATURE



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



October 15, 1998



                                    FIRSTENERGY CORP.
                                    -----------------
                                       Registrant


                                   OHIO EDISON COMPANY
                                   -------------------
                                       Registrant


                                  THE CLEVELAND ELECTRIC
                                   ILLUMINATING COMPANY
                                  ----------------------
                                        Registrant


                                 THE TOLEDO EDISON COMPANY
                                 -------------------------
                                        Registrant


                                 /s/  Harvey L. Wagner
                                ------------------------
                                      Harvey L. Wagner
                                        Controller


                                 PENNSYLVANIA POWER COMPANY
                                 --------------------------
                                        Registrant


                                 /s/  Harvey L. Wagner
                                 -----------------------
                                      Harvey L. Wagner
                                        Comptroller


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